                               Quarterly Report
                                March 31, 2000

                                  Legg Mason
                                  Investment
                                  Trust, Inc.

                               Opportunity Trust

                            [LEGG MASON FUNDS LOGO]
                             The Art of Investing/SM/

To Our Shareholders,

  We are pleased to provide you with the first quarterly report for your Fund, the Legg Mason Opportunity Trust. The Fund was launched on December 30, 1999, and at this writing has more than $500 million in net assets. As of March 31, 2000, the net asset value of the Primary Class of shares was $10.67.

  The following table summarizes key statistics for the Primary Class of shares of your Fund, as of March 31, 2000:

                               Total Return/1/
                       -----------------------------
                       3 Months   Since Inception/2/
                       --------   ------------------
                         6.70%          6.70%

  On the following pages, Opportunity Trust's portfolio manager, Bill Miller, discusses the Fund, his portfolio strategy and the investment outlook.

  We encourage you to visit our Web site at www.leggmasonfunds.com. This site is (we hope) a good source of information about Opportunity Trust and other Legg Mason Funds. Here you will find recent fund statistics, articles written about Bill and other Legg Mason portfolio managers, fund shareholder reports, and fund prospectuses. If you wish to use this site to view your account online, please talk to your Legg Mason Financial Advisor or call Legg Mason Funds Investor Services at 1-800-822-5544.

 As always, we appreciate your support and welcome your comments.

                                              Sincerely,

                                              /s/ Jennifer W. Murphy
                                              ----------------------
                                              Jennifer W. Murphy
                                              President
April 17, 2000


/1/ Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

/2/ The Fund's inception date is December 30, 1999.

Portfolio Manager's Comments
Legg Mason Investment Trust, Inc.


Opportunity Trust

     "When we think about the future of the world, we always have in mind its being at the place where it would be if it continued to move as we see it moving now. We do not realize that it moves not in a straight line . . . and that its direction changes constantly."

                                                                    Wittgenstein

  Welcome to the Legg Mason Opportunity Trust. I appreciate the confidence you've shown by investing in a new fund with no record and a wide-open mandate. As of this writing, shareholders have invested over $500 million in the Fund, giving us ample capital to put to work on your behalf.

  Your Fund differs from many others operating in the markets by not having any a priori investment focus beyond that of acquiring assets at prices that we believe will result in favorable returns for our owners. The Fund is also non-diversified, which means that we have the ability to concentrate our investments more than funds that are not so categorized. This can lead to greater volatility and carries potentially more risk than if our investments were more spread out.

  Our prospectus gives us broad investment discretion to invest in almost any array of securities and other instruments as we see opportunities. This wide latitude will make it difficult for you to know in advance how your money is being invested. It will also make it difficult for you to know how to judge our results, since finding an appropriate benchmark will be problematic.

  For all of the above reasons, you may not want this to be your only fund, or to be your primary investment vehicle. The Fund is an experiment in investment management. I have made a substantial personal investment in the Fund so if something goes awry, I will share in the consequences. For an exhausting but not exhaustive list of the terrible things that might happen to you if you choose to keep your money in the Fund, expressed in the finest legalese, please see the prospectus.

  We have gotten off to a solid start. The Fund as of this writing is up (barely) for the year. As you know, the stock market is down, with the various indices having suffered declines ranging from more than 7% for the S&P 500 to over 18% for the NASDAQ. At the beginning of the year we decided to play defense for a while, investing our cash slowly, electing to avoid most of the action in the then exuberant technology sector.

  Our holdings look much like what the Europeans call a recovery fund. We own a variety of mostly damaged merchandise, companies that have missed earnings estimates or whose growth has slowed or who are believed to be in some kind of distress. In all cases, we believe the securities are mispriced. We have already made one mistake: we bought bonds issued by Globalstar, a satellite phone company, thinking that if the stock was worth remotely what the market thought -- it was over 50 in early January -- the bonds were a steal in the low 60's. Unfortunately, our reasoning was flawless; the stock was not worth anything close to where it was trading: it is now around 9. In April, we sold the bonds at a loss, which we will use to offset some of the short-term gains from our U.S. Foodservice holding. That investment was more successful.

  We bought U.S. Foodservice in the low teens, where it had collapsed after it reported revenues that were modestly below expectations. Not long thereafter, the Dutch grocer Ahold offered to acquire the company at almost twice what we paid. Another of our holdings, WestPoint Stevens, is going private at a substantial premium to our purchase price. Both will result in short-term capital gains. We hope the Fund will be reasonably tax efficient, but how reasonably is not forecastable at this early date.

  Our holdings are listed elsewhere in this report. We own only about 20 or so stocks; the average mutual fund owns over 100. Concentrating our holdings allows us to devote more research effort to each name and does not dilute our returns if we are right. It also does not dilute our losses if we are wrong.

  We are agnostic about the direction of the market and have no idea what it will do over any short to intermediate time frame, i.e., in the next year or so. Over longer time periods the market tends to rise because corporate profits rise, so generally the wind is at your back if you're an investor. We like to say we believe the market is directionally efficient but cross-sectionally inefficient. That means we think you can't earn an excess return trying to forecast the market's moves, but you can sometimes find securities within the market whose pricing is inconsistent with long-term fundamentals. That creates an opportunity.

  We think that even after its decline the technology sector remains richly priced, though some pockets of value are beginning to emerge. Outside of technology, the market is not expensive. The median stock with earnings trades at about 13x earnings compared with a multiple of almost 20x in April of 1998. Adjusted for interest rates and inflation, the average stock today is not much more expensive than it was after the Crash in 1987. The overall market looks expensive because its valuation is skewed by very large capitalization stocks such as GE, Intel, Microsoft, Cisco, Dell and Sun that trade at high multiples. There is plenty of value outside the mega-cap area, and maybe some within it.

  This Fund intends to take a long-term view in its investments and we will ignore short-term fluctuations. If you are not prepared to do the same, you should not own this Fund. If you are a long-term investor, we welcome you as a shareholder and appreciate your confidence and trust. If you see an outstanding investment opportunity, please let us know. Our governing objective is to maximize shareholder value.

                                                                Bill Miller, CFA


April 17, 2000
DJIA  10582.51

Portfolio of Investments
Legg Mason Investment Trust, Inc.
March 31, 2000 (Unaudited)
(Amounts in Thousands)

Opportunity Trust

                                                                               Shares/Par      Value
   ---------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 84.7%
   Capital Goods -- 6.3%
     Waste Management
     Republic Services, Inc.                                                     3,000      $ 32,812/A/
                                                                                            --------
   Communication Services -- 0.3%
     Telecommunications (Cellular/Wireless)
     China Telecom (Hong Kong) Limited                                              10         1,773/A/
                                                                                            --------
   Consumer Cyclicals -- 28.1%
     Gaming, Lottery and Parimutuel Companies -- 2.8%
     Mandalay Resort Group                                                         875        14,766/A/
                                                                                            --------
     Retail (Apparel) -- 4.7%
     Abercrombie & Fitch Co.                                                     1,500        24,000/A/
                                                                                            --------
     Retail (Discounters) -- 4.8%
     Ames Department Stores, Inc.                                                1,025        25,177/A/
                                                                                            --------
     Retail (Home Shopping) -- 1.2%
     Amazon.com, Inc.                                                               90         6,030/A/
                                                                                            --------
     Retail (Speciality) -- 4.5%
     Toys "R" Us, Inc.                                                           1,600        23,700/A/
                                                                                            --------
     Services (Advertising/Marketing) -- 4.0%
     Acxiom Corporation                                                            632        21,004/A/
                                                                                            --------
     Services (Commercial and Consumer) -- 3.1%
     Viad Corp.                                                                    709        16,225
                                                                                            --------
     Textiles (Home Furnishings) -- 3.0%
     WestPoint Stevens Inc.                                                        814        15,468
                                                                                            --------
   Consumer Staples -- 13.9%
     Distributors (Food and Health) -- 4.9%
     U.S. Foodservice                                                            1,000        25,750/A/
                                                                                            --------
     Housewares -- 4.2%
     Tupperware Corporation                                                      1,375        21,742
                                                                                            --------

                                                                               Shares/Par      Value
   ---------------------------------------------------------------------------------------------------
   Consumer Staples -- (continued)
     Restaurants -- 4.8%
     Tricon Global Restaurants, Inc.                                               800      $ 24,850/A/
                                                                                            --------
   Financials -- 26.8%
     Banks (International) -- 2.2%
     Lloyds TSB Group plc                                                        1,100        11,629
                                                                                            --------
     Banks (Major Regional) -- 9.1%
     AmSouth Bancorporation                                                      1,400        20,912
     U.S. Bancorp                                                                1,225        26,797
                                                                                            --------
                                                                                              47,709
                                                                                            --------
     Financial (Diversified) -- 6.7%
     The CIT Group, Inc.                                                           725        14,137
     The FINOVA Group Inc.                                                       1,244        20,915
                                                                                            --------
                                                                                              35,052
                                                                                            --------
     Insurance (Life/Health) -- 4.6%
     UnumProvident Corporation                                                   1,400        23,800
                                                                                            --------
     Savings and Loan Companies -- 4.2%
     Washington Mutual Inc.                                                        825        21,862
                                                                                            --------
   Technology -- 9.3%
     Computers (Hardware) -- 5.8%
     Gateway, Inc.                                                                 575        30,475/A/
                                                                                            --------
     Computers (Software / Services) -- 3.5%
     America Online, Inc.                                                          275        18,494/A/
                                                                                            --------
   Total Common Stocks and Equity Interests (Identified Cost -- $416,078)                    442,318
   ---------------------------------------------------------------------------------------------------
Corporate and Other Bonds -- 1.1%
   Globalstar LP/Capital, 13.375%, due 2/15/04                                 $16,000         5,760
                                                                                            --------
   Total Corporate and Other Bonds (Identified Cost -- $10,474)                                5,760
   ---------------------------------------------------------------------------------------------------

                                                                               Shares/Par      Value
   ---------------------------------------------------------------------------------------------------
Repurchase Agreements -- 16.3%
   Bank of America
     6.15%, dated 3/31/00, to be repurchased at $42,441 on 4/3/00
     (Collateral: $47,375 Freddie Mac mortgage-backed securities,
     6 - 7.50%, due 9/1/28 - 2/1/30, value $43,602)                              $42,419    $ 42,419
   Goldman,Sachs & Company
     6.15%, dated 3/31/00, to be repurchased at $42,441 on 4/3/00
     (Collateral: $48,074 Fannie Mae mortgage-backed securities,
     6%, due 10/1/29, value $43,973)                                              42,420      42,420
                                                                                            --------
   Total Repurchase Agreements (Identified Cost-- $84,839)                                    84,839
   ---------------------------------------------------------------------------------------------------
   Total investments -- 102.1%(Identified Cost -- $511,391)                                  532,917
   Other assets less liabilities -- (2.1)%                                                   (10,950)
                                                                                            --------
   Net assets -- 100.0%                                                                     $521,967
                                                                                            ========
   Net asset value per share                                                                  $10.67
                                                                                              ======
   ---------------------------------------------------------------------------------------------------

   /A/ Non-income producing.

[LEGG MASON FUNDS LOGO]
The Art of Investing/SM/


Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

--------------------------------------------------------------------------------
Equity Funds:                               Specialty Funds:
--------------------------------------------------------------------------------
Value Trust, Inc.                           Market Neutral Trust
Special Investment Trust, Inc.              Balanced Trust
Total Return Trust, Inc.                    Financial Services Fund
American Leading Companies                  Opportunity Trust
  Trust
Classic Valuation Fund
Focus Trust, Inc.
U.S. Small-Capitalization
  Value Trust

--------------------------------------------------------------------------------
Global Funds:                               Taxable Bond Funds:
--------------------------------------------------------------------------------
Global Income Trust                         U.S. Government Intermediate-Term
Europe Fund                                   Portfolio
International Equity Trust                  Investment Grade Income Portfolio
Emerging Markets Trust                      High Yield Portfolio

--------------------------------------------------------------------------------
Tax-Free Bond Funds:                        Money Market Funds:
--------------------------------------------------------------------------------
Tax-Free Intermediate-Term                  U.S. Government Money Market
  Income Trust                                Portfolio
Maryland Tax-Free Income Trust              Cash Reserve Trust
Pennsylvania Tax-Free Income Trust          Tax Exempt Trust, Inc.

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.

Investment Adviser
  LMM, LLC
  Baltimore, MD

Board of Directors
  John F. Curley, Jr., Chairman
  Jennifer W. Murphy, President
  Nelson A. Diaz
  Richard G. Gilmore
  Arnold L. Lehman
  Dr. Jill E. McGovern
  G. Peter O'Brien
  T. A. Rodgers

Transfer and Shareholder Servicing Agent
  Boston Financial Data Services
  Boston, MA

Custodian
  State Street Bank & Trust Company
  Boston, MA

Counsel
  Kirkpatrick & Lockhart LLP
  Washington, DC

Independent Auditors
  Ernst & Young LLP
  Philadelphia, PA

  This report is not to be distributed unless preceded or accompanied by a prospectus.


          Legg Mason Wood Walker, Incorporated
       -----------------------------------------
                    100 Light Street
        P.O. Box 1476, Baltimore, MD 21203-1476
                    410 . 539 . 0000


LMF-088
5/00